Annual Fund Operating Expenses - Alger Mid Cap 40 ETF - SAME or NONE	Mar. 01, 2021
Operating Expenses:
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	none	[1]
Other Expenses	0.90%	[2]
Total Annual Fund Operating Expenses	1.40%
Fee Waiver and/or Expense Reimbursement	0.80%	[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%

[1]	The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay annual fees not to exceed 0.25% to the Fund’s distributor for distribution and individual shareholder services; however, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee for at least one year from the effective date of this prospectus.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
[3]	Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, taxes, brokerage and extraordinary expenses) through April 30, 2023 to the extent necessary to limit the total annual fund operating expenses of the Fund to 0.60% of the Fund’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may, during the term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by the Manager after repayment of the recoupment is taken into account.